UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM  8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 24, 2003

UPC POLSKA, INC.

(Debtor-In-Possession)

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-22877	06-1487156
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)	Identification No.)

4643 Ulster Street, Suite 1300, Denver, Colorado 80237
(303) 770-4001
(Address, including Zip Code and Telephone Number, including
Area Code, of Principal Executive Offices)

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a) Not applicable.

(b) Not applicable.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release announcing extension to voting deadline and plan confirmation objection deadline and adjournment of the plan confirmation hearing.

Item 9. Regulation FD Disclosure

On November 25, 2003, UPC Polska, Inc. (the “Company”) issued a press release announcing that, in connection with its case under Chapter 11 of the United States Bankruptcy Code, the United States Bankruptcy Court for the Southern District of New York (the “U.S. Bankruptcy Court”) entered an order on November 24, 2003 extending (i) the Voting Deadline to December 1, 2003 and (ii) the Plan Confirmation Objection Deadline to December 5, 2003, and authorizing adjournment of the Plan Confirmation hearing to December 18, 2003, unless the Plan Confirmation hearing is contested, and in that event a different hearing date may be set.  A copy of this press release is attached hereto as Exhibit 99.1.

Unless otherwise defined herein, all capitalized terms used in this Report shall have the meanings ascribed to such terms in the Company’s First Amended Disclosure Statement and First Amended Plan of Reorganization.

Limitation on Incorporation by Reference

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 9 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 9 will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K (this “Report”) and the press release may contain forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management’s beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These

forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, including those set forth below, many of which are beyond the Company’s control. The Company’s actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These statements relate to the Company’s future plans, objectives, expectations and intentions. These statements may be identified by the use of words like “believes,” “expects,” “may,” “will,” “would,” “should,” “seeks,” “pro forma,” “anticipates” and similar expressions. The Company undertakes no obligation to update or revise any such forward-looking statements.

The forward-looking statements and the Company’s liquidity, capital resources and results of operations are subject to a number of risks and uncertainties including, but not limited to, the following: the ability of the Company to restructure its outstanding indebtedness on a satisfactory and timely basis; the ability of the Company and UPC Polska Finance, Inc. (“Polska Finance”) to confirm and consummate the First Amended Plan of Reorganization dated October 27, 2003 (the “Plan”) in connection with the Company’s petition for relief under Chapter 11 of the Bankruptcy Code; the ramifications of the restructuring; risks associated with not completing the restructuring consistent with the Company’s and Polska Finance’s timetable; risks associated with third parties taking actions inconsistent with, or detrimental to, the consummation of the Plan; the ability to fund, develop and execute the business plan of the Company and its subsidiaries (the “UPC Polska Group”); potential adverse developments with respect to the UPC Polska Group’s liquidity or results of operations; competitive pressures from other companies in the same or similar lines of business as the UPC Polska Group; economic conditions in Poland generally, as well as in the pay television business in Poland, including decreasing levels of disposable income per household and increasing rates of unemployment; risks associated with an amendment to copyright law in Poland which took effect on January 1, 2003; ongoing process of copyright law development in Poland; risks relating to future relations with the Polish National Telephone Company; risks related to lost revenues resulting from piracy; changes in laws and regulations affecting the UPC Polska Group, including those related to taxation; business changes, including pay television programming changes; foreign exchange rate fluctuations; future financial performance of the UPC Polska Group, including availability, terms and deployment of capital; the UPC Polska Group’s ability to comply with government regulations; the overall market acceptance of the UPC Polska Group’s products and services, including acceptance of the pricing of those products and services; the failure of Telewizyjna Korporacja Partycypacyjna S.A. (“TKP”) to satisfy contractual obligations owed to or on behalf of the UPC Polska Group arising out of the Company’s transaction with Canal+ S.A. and the UPC Polska Group’s limited ability to liquidate its investment in TKP; potential adverse publicity regarding the Company’s restructuring and its petition for relief under Chapter 11 of the Bankruptcy Code; and the other factors detailed from time to time in the Company’s filings with the SEC. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report or the press release.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2003

UPC POLSKA, INC.

By:	/s/ SIMON BOYD
Name: Simon Boyd
Title: Chief Executive Officer

Exhibit Index

Exhibit Number	Description

99.1	Press Release announcing extension to voting deadline and plan confirmation objection deadline and adjournment of the plan confirmation hearing.